Exhibit 10.1 AMENDED AND RESTATED EMPLOYMENT AGREEMENT THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (hereinafter this “Agreement”) is entered into as of May 30, 2025 and made effective as of the Effective Date (defined in Annex I) by and between NEUROCRINE BIOSCIENCES, INC., 6027 Edgewood Bend Court, San Diego, California 92130 (hereinafter the “Company”, as further defined in Annex I), and Eiry W. Roberts, M.D. (hereinafter “Employee”). R E C I T A L S WHEREAS, the Company and Employee entered into an amended and restated employment agreement effective February 7, 2025 setting forth the terms and conditions under which Employee is employed by the Company in the position of Chief Medical Officer (hereinafter the “Executive Employment Agreement”); WHEREAS, the Company and Employee wish to set forth in this Agreement the terms and conditions under which Employee is to continue to be employed by the Company in the position of Strategic Advisor to the CEO as of the Effective Date; and WHEREAS, the Company and the Employee have mutually agreed that, as of the Effective Date, this Agreement shall amend, restate and replace the Executive Employment Agreement. NOW, THEREFORE, the Company and Employee, in consideration of the mutual promises set forth herein, agree as follows: ARTICLE 1 NATURE OF EMPLOYMENT 1.1 Effective Date and Employment Agreement Term. This Agreement shall govern the terms of Employee’s continued full-time employment with the Company on and after the Effective Date until December 31, 2025, unless terminated earlier by either the Company or Employee pursuant to the terms set forth in Article 6 (the “Employment Agreement Term”). This Agreement amends and restates the Executive Employment Agreement as of the Effective Date. Employee shall continue to serve the Company in the position of Chief Medical Officer until the Effective Date pursuant to the terms of the Executive Employment Agreement. As of the Effective Date, the terms of this Agreement shall govern Employee’s continued at-will employment with the Company in the position of Strategic Advisor to the CEO during the Employment Agreement Term. If this Agreement expires and terminates according to its stated term on December 31, 2025 without earlier termination, and if the Company and Employee mutually elect to continue the employment relationship, the Employee shall thereafter continue to be employed on an at-will basis and such employment shall not be governed by, or subject to, the terms of this Agreement, which shall cease to have further force or effect. Either Employee or the Company may terminate the employment relationship and this Agreement at any time, with or without Cause (as defined herein) and with or without advance notice, subject to the provisions of Article 6. Page 2 of 26 1.2 Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth on the attached Annex I which shall be considered part of and included in this Agreement for all purposes. ARTICLE 2 EMPLOYMENT DUTIES 2.1 Title/Responsibilities. Employee hereby accepts continued employment with the Company pursuant to the terms and conditions hereof. During the Employment Agreement Term, Employee shall serve the Company in the position of Strategic Advisor to the CEO. The scope of this position, including Employee’s authority, duties, and responsibilities shall be determined and updated from time to time by the mutual, reasonable agreement of the CEO and Employee. 2.2 Full Time Attention. Except upon the prior written consent of the CEO, Employee shall devote Employee’s best efforts and Employee’s full business time and attention to the performance of the services customarily incident to such role and to such other services as the CEO or Board of Directors of the Company (hereinafter the “Board”) may reasonably request. 2.3 Other Activities. Except upon the prior written consent of the CEO, Employee shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place Employee in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company, provided that Employee may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation. ARTICLE 3 COMPENSATION 3.1 Base Salary. During the Employment Agreement Term, Employee shall receive a base salary at an annual rate of $731,400, payable semi-monthly in equal installments in accordance with the Company’s normal payroll practices. 3.2 Incentive Bonus. In addition to any other bonus Employee shall be awarded by the Compensation Committee of the Board (hereinafter the “Compensation Committee”), Employee shall be eligible to receive an annual cash incentive bonus for calendar year 2025 as determined by the Compensation Committee, after considering the recommendation of the CEO, based upon the achievement by the Company of annual corporate goals established by the Board and/or the Compensation Committee pursuant to the Company’s annual incentive bonus program and, if applicable, Employee’s individual performance achievements. Employee’s annual incentive bonus at target is 60% of Employee’s base pay earned for calendar year 2025. The Compensation Committee shall, in its sole discretion, determine whether the annual corporate goals have been attained and whether to adjust the amount of Employee’s incentive bonus above or below the corporate goal achievement level, based on Employee’s individual performance, after considering the recommendation of the CEO. Any annual incentive bonus shall be Page 3 of 26 considered earned only if Employee is employed by the Company through December 31, 2025 and subject to the Compensation Committee’s approval of the final bonus amount, if any, to be paid to Employee. This determination will generally be made within the first quarter following the end of the Company’s fiscal year. Except as may be provided as a Severance Benefit in Section 6.2 below, no pro-rata bonus will be considered earned if Employee’s employment with the Company ceases for any reason prior to December 31, 2025. Any annual incentive bonus that is earned shall be paid in a lump sum cash payment as soon as reasonably practicable, but no later than the fifteenth day of the third month following the end of the Company’s fiscal year in which such bonus was earned. 3.3 Equity. Subject to approval by the Compensation Committee, Employee will be eligible to receive equity incentive awards with respect to the Company’s common stock on terms to be determined by the Compensation Committee at the time of any such grant. The determination whether to grant any equity incentive awards to Employee, and the form and terms of any such equity incentive award, is in the sole discretion of the Compensation Committee. 3.4 Withholdings. All compensation and benefits payable to Employee under this Agreement shall be subject to all federal, state, local taxes and other withholdings and similar taxes and payments required by applicable law. ARTICLE 4 EXPENSE ALLOWANCES AND FRINGE BENEFITS 4.1 Vacation. Employee shall be entitled to participate in the Company’s vacation plan pursuant to the terms of that plan. 4.2 Benefits. During the Employment Agreement Term , Employee will be eligible to participate in the employee benefit plans and programs currently and hereafter maintained by the Company of general applicability to other employees of the Company, including, without limitation, the Company’s group medical, disability and life insurance. The amount and extent of benefits to which Employee is entitled shall be governed by the specific benefit plan or program as it may be amended from time to time. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time. 4.3 Business Expense Reimbursement. During the Employment Agreement Term, Employee shall be entitled to receive proper reimbursement for all reasonable out-of-pocket expenses incurred by Employee (in accordance with the Company’s Expense Reimbursement Policy (hereinafter the “Expense Reimbursement Policy”)) in performing services hereunder. Employee agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Employee seeks reimbursement under the terms of the Expense Reimbursement Policy. Such expenses shall be reimbursed and accounted for under the Expense Reimbursement Policy. Page 4 of 26 ARTICLE 5 CONFIDENTIALITY 5.1 Proprietary Information. As a condition of Employee’s employment, Employee represents and warrants that Employee has previously executed and delivered to the Company the Company’s standard Proprietary Information and Inventions Agreement attached hereto as Exhibit A (hereinafter the “Proprietary Information and Inventions Agreement”) and will continue to comply with the obligations set forth therein. 5.2 Return of Property. All documents, records, apparatus, equipment and other physical property which is furnished to or obtained by Employee in the course of Employee’s employment with the Company shall be and remain the sole property of the Company. Employee agrees that, upon the termination of Employee’s employment, Employee shall return all such property (whether or not it pertains to Proprietary Information as defined in the Proprietary Information and Inventions Agreement), and agrees not to make or retain copies, reproductions or summaries of any such property. 5.3 Prior Obligations. Employee will not intentionally disclose to the Company or use on its behalf any confidential information belonging to any of Employee’s former employers or any other third party. Employee represents to the Company that Employee is not subject to or a party to any employment agreement, non-competition covenant or other agreement that would be breached by, or prohibit Employee from, executing this Agreement and performing fully Employee’s duties and responsibilities hereunder. Employee hereby represents that Employee has disclosed to the Company any contract Employee has signed that may restrict Employee’s activities on behalf of the Company. ARTICLE 6 TERMINATION 6.1 General. Unless earlier terminated as set forth below, this Agreement shall expire and terminate automatically, without notice or further action by the Company or Employee, on December 31, 2025. Employee’s employment relationship is at-will. Either Employee or the Company may terminate the employment relationship at any time, with or without Cause or advance notice. Upon termination of Employee’s employment for any reason, unless otherwise requested by the Board, Employee shall also be deemed to have resigned from all positions and terminated any relationships as an employee or advisor with the Company and an employee, advisor, officer or director of any of the Company’s affiliates, each effective on the date of termination. Without limiting the foregoing, Employee’s employment and this Agreement may be terminated as follows: (a) Death. Employee’s employment and this Agreement shall terminate automatically upon the death of Employee. (b) Disability. If Employee is prevented from performing Employee’s duties hereunder by reason of Disability, then, to the extent permitted by law, the Company may

Page 5 of 26 terminate the employment of Employee and this Agreement at or after such time. (c) Voluntary Resignation. Employee may resign Employee’s employment and terminate this Agreement at any time for any reason. (d) Termination by the Company for Cause. The Company may terminate Employee’s employment and this Agreement for Cause without notice or liability at any time. (e) Termination by the Company without Cause. The Company may terminate Employee’s employment and this Agreement without Cause at any time by giving thirty (30) days advance written notice to Employee. The Company may, in its discretion, provide pay in lieu of notice for some or all of such thirty (30) day period. 6.2 Severance Benefits. Upon cessation of Employee’s employment with the Company for any reason, the Company shall pay to Employee (or Employee’s beneficiaries or estate, as the case may be) all Accrued Compensation, which shall not be considered a Severance Benefit for purposes of this Agreement. In addition, upon an Involuntary Termination during the Employment Agreement Term, Employee will be eligible for Severance Benefits under the terms and conditions of this Section 6.2, as applicable and subject to the conditions set forth in Section 6.3 below. (a) Involuntary Termination Not in Connection with a Change in Control. If, at any time other than during the Change in Control Determination Period and during the Employment Agreement Term, the Company terminates Employee’s employment other than for Cause (and other than due to death or Disability), or Employee Resigns for Good Reason, then, subject to Employee’s compliance with Section 6.3 below, Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6.4 below, as applicable: (i) Cash Severance Benefits. (1) Employee shall receive cash severance in the amount calculated as follows: [Employee’s annual base salary rate as in effect on the date of the Involuntary Termination (disregarding for this purpose any decrease in annual base salary that forms a basis for Employee’s Resignation for Good Reason) + Employee’s target annual incentive bonus for the year of termination] multiplied by 1x. Except as otherwise provided in Section 6.4 below, such severance payment shall be paid in a series of installments in accordance with the Company’s standard payroll practices over a period of twelve (12) months; provided, however, that any amounts that would otherwise be scheduled to be paid prior to the effective date of the Release shall instead accrue and be paid during the first payroll period following the effective date of the Release in accordance with Section 6.3 below, and all other payments shall be made as originally scheduled. (2) Employee shall receive a lump sum cash payment equal to Employee’s pro rata annual incentive bonus for the year in which the Involuntary Termination occurs, calculated by multiplying (A) Employee’s annual incentive bonus for the year in which the Involuntary Termination occurs, as determined by the Compensation Committee based on actual achievement of the applicable performance goals for such year and Employee’s target Page 6 of 26 annual incentive bonus for such year, by (B) a fraction, the numerator of which is the number of full months of employment by Employee in the year of termination and the denominator of which is twelve (12). Except as otherwise provided in Section 6.4 below, the amount described in this paragraph shall be paid in a lump sum at the time the Company determines actual achievement of the applicable performance goals for the annual incentive bonus program (or such earlier or later date as the Company determines appropriate), but no later than March 15 of the year following the year in which the Involuntary Termination occurred. (ii) Payment in Respect of Benefits. If Employee timely elects continued group health plan continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (hereinafter “COBRA”), the Company shall pay Employee’s premiums on behalf of Employee for Employee’s continued coverage under the Company’s group health plans, including coverage for Employee’s eligible dependents, for twelve (12) months or until such earlier date on which Employee becomes eligible for health coverage from another employer or is otherwise no longer eligible for COBRA (hereinafter the “COBRA Payment Period”). Upon the conclusion of such period of insurance premium payments made by the Company, Employee will be responsible for the entire payment of premiums (or payment for the cost of coverage) required under COBRA for the duration of Employee’s eligible COBRA coverage period. Notwithstanding the foregoing, if Employee timely elects continued group health plan continuation coverage under COBRA and at any time thereafter the Company determines, in its sole discretion, that it cannot provide the COBRA premium benefits without potentially incurring financial costs or penalties under applicable law, then in lieu of paying the COBRA premiums on Employee’s behalf, the Company will instead pay Employee on the last day of each remaining month of the COBRA Payment Period a fully taxable cash payment equal to the COBRA premium for that month, subject to applicable tax withholding (such amount, hereinafter the “Special Severance Payments”). Such Special Severance Payments shall end upon expiration of the COBRA Payment Period. (iii) Equity Vesting. The vesting and exercisability of Employee’s then-outstanding time-vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) to the extent such awards were scheduled to vest under their terms based on Employee’s continued service over the twelve (12)-month period following the date of Employee’s Involuntary Termination. With respect to Employee’s then-outstanding performance-vesting equity awards in respect of the Company’s common stock, such equity awards shall become vested to the extent, if any, that the Compensation Committee determines, in its sole discretion, that the applicable performance goals for such awards have been met as of the date of the Involuntary Termination. Subject to Section 6.3 below, the accelerated vesting described in this paragraph shall be effective as of the date of the Involuntary Termination. (b) Involuntary Termination in Connection with a Change in Control. If, at any time within the Change in Control Determination Period and during the Employment Agreement Term, the Company terminates Employee’s employment other than for Cause (and other than due to death or Disability), or Employee Resigns for Good Reason, then, subject to Employee’s compliance with Section 6.3 below, Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6.4 below, as applicable: Page 7 of 26 (i) Cash Severance Benefits. (1) Employee shall receive a lump sum cash payment in the amount calculated as follows: [Employee’s annual base salary rate as in effect on the date of the Involuntary Termination (disregarding for this purpose any decrease in annual base salary that forms a basis for Employee’s Resignation for Good Reason) + Employee’s target annual incentive bonus for the year of termination] multiplied by 1.5x. (2) Employee shall receive an additional lump sum cash payment equal to Employee’s pro rata target annual incentive bonus for the year of termination, calculated by multiplying (A) Employee’s target annual incentive bonus for the year of termination by (B) a fraction, the numerator of which is the number of full months of employment by Employee in the year of termination and the denominator of which is twelve (12). (ii) Payment in Respect of Benefits. Employee shall receive the benefits set forth in Section 6.2(a)(ii) above except that “twelve (12) months” shall be replaced with “eighteen (18) months” in such section. (iii) Equity Vesting. Each of Employee’s then-outstanding time- vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) as to 100% of the unvested shares subject to the equity award. With respect to Employee’s then-outstanding performance-vesting equity awards in respect of the Company’s common stock, the vesting shall be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Involuntary Termination, as determined by the Compensation Committee in its sole discretion. Subject to Section 6.3 below, the accelerated vesting described in this paragraph shall be effective as of the date of the Involuntary Termination. (c) Death. If Employee’s employment with the Company terminates due to Employee’s death, then Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6.4 below, as applicable: (i) Equity Vesting. Each of Employee’s then-outstanding time- vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) as to 100% of the unvested shares subject to the equity award. With respect to Employee’s then-outstanding performance-vesting equity awards in respect of the Company’s common stock, the vesting shall be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Involuntary Termination, as determined by the Compensation Committee in its sole discretion. Subject to Section 6.3 below, the accelerated vesting described in this paragraph shall be effective as of the date of Employee’s Involuntary Termination. Page 8 of 26 (d) Disability. If Employee’s employment with the Company terminates due to Disability, then, subject to compliance with Section 6.3, Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6.4 below, as applicable: (i) Equity Vesting. Each of Employee’s then-outstanding time- vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) as to 100% of the unvested shares subject to the equity award. With respect to Employee’s then-outstanding performance-vesting equity awards in respect of the Company’s common stock, the vesting shall be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Involuntary Termination, as determined by the Compensation Committee in its sole discretion. Subject to Section 6.3 below, the accelerated vesting described in this paragraph shall be effective as of the date of Employee’s Involuntary Termination. 6.3 Conditions to Receipt of Severance Benefits. (a) Release Agreement. As a condition to receiving Severance Benefits under this Agreement, Employee (or Employee’s estate, if applicable) will be required to sign a customary and standard waiver and release of all claims arising out of Employee’s Involuntary Termination and employment with the Company and its Affiliates (hereinafter the “Release”), which will be provided by the Company substantially in the form attached hereto as Exhibit B, with such modifications the Company determines appropriate to comply with applicable law and circumstances. The Release will include specific information regarding the amount of time Employee will have to consider the terms of the Release and return the signed agreement to the Company, which period of time, in all cases, will comply with the requirements of the jurisdiction in which Employee resides. In no event will the period to return the Release be longer than fifty-five (55) days, inclusive of any revocation period set forth in the Release, following Employee’s Involuntary Termination. (b) Benefits Supersede Prior Benefits. The Severance Benefits shall supersede any change in control or severance benefit plan, policy or practice previously maintained by the Company with respect to Employee and any change in control or severance benefits in any individually negotiated employment contract or other agreement between the Company and Employee, including the Executive Severance Plan dated February 7, 2025 and the Executive Employment Agreement. Notwithstanding the foregoing, Employee’s outstanding equity awards covering the Company’s common stock shall remain subject to the terms of the applicable equity plan under which such awards were granted that may apply upon a Change in Control (or similar event) and no provision of this Agreement shall be construed as to limit the actions that may be taken, or to violate the terms, thereunder. (c) Certain Reductions. The Compensation Committee will reduce Employee’s Severance Benefits under this Agreement by any other statutory severance obligations or contractual severance benefits, obligations for pay in lieu of notice, and any other similar benefits payable to Employee by the Company (or any successor thereto) that are due in connection with Employee’s termination and that are in the same form as the benefits provided

Page 9 of 26 under Section 6.2 above (e.g., equity award vesting credit). Without limitation, this reduction includes a reduction for any benefits required pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act of 1988 and any similar state or local laws, (ii) a written employment, severance or equity award agreement with the Company, and (iii) any Company policy or practice providing for Employee to remain on the payroll for a limited period of time after being given notice of the termination of Employee’s employment. Reductions may be applied on a retroactive basis, with benefits previously provided being recharacterized as benefits pursuant to the Company’s statutory or other contractual obligations. The Severance Benefits are in addition to, and not in lieu of, any unpaid salary, bonuses or employee welfare benefits to which Employee may be entitled for the period ending with Employee’s termination. (d) Other Requirements. Upon termination of Employee’s employment for any reason, as a condition to receiving Severance Benefits under this Agreement, Employee shall resign from all positions and terminate any relationships as an employee, advisor, officer or director with the Company and any of its affiliates, each effective on the date of termination, unless otherwise requested by the Board. Employee’s receipt of any Severance Benefits will also be subject to Employee continuing to comply with the provisions of this Section 6.3 and the terms of the Proprietary Information and Inventions Agreement and any other confidential information, inventions assignment, and restrictive covenant agreement or policy applicable to the Employee. Without limiting any of the foregoing, Employee will not be entitled to any Severance Benefits unless and until Employee returns to the Company all documents, records, apparatus, equipment and other physical property which is furnished to or obtained by Employee in the course of Employee’s employment with the Company. All such property shall be and remain the sole property of the Company. As a condition to receiving Severance Benefits under this Agreement, Employee must not make or retain copies, reproductions or summaries of any such property. Severance Benefits under this Agreement shall terminate immediately if Employee, at any time, materially breaches any such agreement or the provisions of this Section 6.3. Notwithstanding any provision to the contrary in this Agreement, if this Agreement expires and terminates according to its stated term on December 31, 2025 without earlier termination, the Employee shall not be entitled to any Severance Benefits. 6.4 Timing of Severance Benefits. Subject to any delay required by Article 7 below, lump sum cash Severance Benefits described in Sections 6.2(b)(i)(1) and 6.2(b)(i)(2) above will be paid within thirty (30) days of the Release becoming effective and irrevocable; provided, however, that such cash Severance Benefits shall in any event be paid by March 15 of the year following the year in which the Involuntary Termination occurs. With respect to the Severance Benefits described in Section 6.2(a)(i)(1) above, notwithstanding the payment schedule described therein, if any amount under such section is exempt from Section 409A or such amount may otherwise be paid in a lump sum upon such Involuntary Termination without causing adverse tax consequences under Section 409A, then the Company shall pay any such amount under Section 6.2(a)(i)(1) above in a lump sum (instead of in the form of installments) within the sixty (60)-day period measured from the date of Employee’s Involuntary Termination. With respect to the Severance Benefits described in Sections 6.2(a)(ii), and 6.2(b)(ii) above, notwithstanding the payment schedule described therein, the Company may, in its sole discretion, choose to pay such amounts to Employee in a fully taxable lump sum cash payment (instead of in the form of installments) to be paid within the sixty (60)-day period measured from the date of Employee’s Page 10 of 26 Involuntary Termination, provided that such amount may be paid without causing adverse tax consequences under Section 409A. With respect to all Severance Benefits, if the period to return the Release (including the Release revocation period) crosses two (2) calendar years, the Severance Benefits will be paid or commence payment, as applicable, in the second of the two years, if and to the extent necessary to avoid taxation under Section 409A. In the event of Employee’s Involuntary Termination, Employee’s then-outstanding equity awards in respect of the Company’s common stock shall remain outstanding following such Involuntary Termination as necessary to give effect to the intent of Sections 6.2(a)(iii), 6.2(b)(iii), 6.2(c)(i) and 6.2(d)(i) above. ARTICLE 7 GENERAL PROVISIONS 7.1 Tax Provisions. (a) Application of Section 409A. All benefits under this Agreement are intended to qualify for an exemption from the application of Section 409A (including but not limited to the exemption from the application of Section 409A provided under Treasury Regulation Sections 1.409A-1(b)(4)) and this Agreement will be construed to the greatest extent possible as consistent with those provisions, and to the extent not so exempt, this Agreement (and any definitions hereunder) will be construed in a manner that complies with Section 409A, and any ambiguities herein shall be interpreted accordingly. Specifically, the Severance Benefits under this Agreement are intended to satisfy the exemptions from application of Section 409A provided under Treasury Regulations Sections 1.409A-1(b)(4), 1.409A-1(b)(5) and 1.409A- 1(b)(9), as applicable, and for all purposes of Section 409A, Employee’s right to receive any installment payments under this Agreement (whether severance payments, reimbursements or otherwise) shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment for purposes of Treasury Regulations Section 1.409A-2(b)(2)(i). Severance Benefits under this Agreement shall not commence until Employee has a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h), without regard to any alternative definition thereunder (hereinafter a “Separation from Service”), unless otherwise permitted without causing adverse tax consequences under Section 409A. Notwithstanding any provision to the contrary in this Agreement, if Employee is deemed by the Company at the time of Employee’s Separation from Service to be a “specified employee” for purposes of Code Section 409A(a)(2)(B)(i), and if any of the payments upon Separation from Service set forth herein and/or under any other agreement with, or plan maintained by, the Company are deemed to be “deferred compensation,” then to the extent delayed commencement of any portion of such payments is required in order to avoid a prohibited distribution under Code Section 409A(a)(2)(B)(i) and the related adverse taxation under Section 409A, such payments shall not be provided to Employee prior to the earliest of (i) the first date following expiration of the six (6)-month period following the date of Employee’s Separation from Service with the Company, (ii) the date of Employee’s death or (iii) such earlier date as permitted under Section 409A without the imposition of adverse taxation. Upon the first business day following the expiration of such applicable Code Section 409A(a)(2)(B)(i) period, all payments deferred Page 11 of 26 pursuant to this paragraph shall be paid in a lump sum to Employee, and any remaining payments due shall be paid as otherwise provided herein or in the applicable agreement. No interest shall be due on any amounts so deferred. In no event shall the Company be liable for taxes or penalties imposed on Employee under Section 409A. To the extent that any reimbursements payable to Employee under this Agreement are subject to the provisions of Section 409A: (w) to be eligible to obtain reimbursement for such expenses, Employee must submit expense reports within forty-five (45) days after the expense is incurred, (x) any such reimbursements will be paid no later than December 31 of the year following the year in which the expense was incurred, (y) the amount of expenses reimbursed in one (1) year will not affect the amount eligible for reimbursement in any subsequent year, and (z) the right to reimbursement under this agreement will not be subject to liquidation or exchange for another benefit. In no event shall the Company be liable for taxes or penalties imposed under Section 409A. (b) Parachute Payments. If any payment or benefit (including payments or benefits pursuant to this Agreement or otherwise) that Employee would or may receive from the Company or otherwise (hereinafter a “Payment”) would (1) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (2) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (hereinafter the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Employee’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, Employee shall have no rights to any additional payments and/or benefits, and reduction shall occur in the manner that results in the greatest economic benefit for Employee. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata. In the event it is subsequently determined by the Internal Revenue Service that some portion of the Reduced Amount as determined pursuant to clause (x) in the preceding paragraph is subject to the Excise Tax, Employee agrees to promptly return to the Company a sufficient amount of the Payment so that no portion of the Reduced Amount is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount is determined pursuant to clause (y) in the preceding paragraph, Employee will have no obligation to return any portion of the Payment pursuant to the preceding sentence. The foregoing calculations will be determined by the independent registered public accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the event described in Section 280G(b)(2)(A)(i) of the Code or such nationally recognized independent registered public accounting firm chosen by the Company. The Company will bear all expenses with respect to the determinations by such independent registered public accounting firm required to be made hereunder. Any good faith determinations of the independent Page 12 of 26 registered public accounting firm made hereunder will be final, binding and conclusive upon the Company and Employee. 7.2 Clawback/Recovery. Compensation provided under the Executive Employment Agreement, this Agreement, or otherwise awarded or paid to Employee in connection with Employee’s employment with the Company may be subject to recoupment in accordance with the following, as applicable (each, as applicable, hereinafter a “Clawback Policy”): (i) the Neurocrine Biosciences, Inc. Policy for Recoupment of Incentive Compensation, as may be amended from time to time; (ii) the Neurocrine Biosciences, Inc. Incentive Compensation Recoupment Policy, as may be amended from time to time; (iii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law; and (iv) any other clawback policy that the Company adopts. No recovery of compensation under such a Clawback Policy will be an event giving rise to Employee’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company or a breach of this Agreement by the Company. If the Company determines that any compensation granted, awarded, earned or paid to Employee must be forfeited or reimbursed to the Company pursuant to the applicable Clawback Policy, Employee will promptly take any action necessary to effectuate such forfeiture and/or reimbursement. Employee agrees and acknowledges that Employee is not entitled to indemnification, and hereby waives any right to advancement of expenses, in connection with any enforcement of a Clawback Policy by the Company. 7.3 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and enforced under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company’s headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement. 7.4 Assignment; Successors Binding Agreement. (a) No Assignment by Employee. Employee may not assign, pledge or encumber Employee’s interest in this Agreement or any part thereof. This Agreement shall inure to the benefit of and be enforceable by Employee’s personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees. If Employee should die while any amount is at such time payable to Employee hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee’s devisee, legates or other designee or, if there be no such designee, to Employee’s estate. (b) Assignment by Company; Assumption by Successor. The Company may assign this Agreement to any affiliate in the event of a corporate re-organization or restructuring upon prior written notice to Employee. This Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by

Page 13 of 26 agreement in form and substance reasonably satisfactory to Employee, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. 7.5 Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt. To the Company: Neurocrine Biosciences, Inc. 6027 Edgewood Bend Court San Diego, CA 92130 Attn.: Chief Executive Officer To Employee: Eiry W. Roberts, M.D. Address on file with the Company 7.6 Modification; Waiver; Entire Agreement. This Agreement constitutes the complete, final and exclusive embodiment of the entire agreement between Employee and the Company with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and as of the Effective Date, it will supersede any other such promises, warranties or representations, including, without limitation, the Executive Employment Agreement which shall have no further force or effect. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. 7.7 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. 7.8 Employee Acknowledgment. Employee acknowledges (a) that Employee has consulted with or has had the opportunity to consult with independent counsel of Employee’s own choice concerning this Agreement and has been advised to do so by the Company, and (b) that Employee has read and understands this Agreement, is fully aware of its legal effect and has entered into it freely based on Employee’s own judgment. 7.9 Dispute Resolution. To aid the rapid and economical resolution of disputes that Page 14 of 26 may arise in connection with Employee’s employment with the Company, and in exchange for the mutual promises contained in this Agreement, Employee and the Company agree that any and all disputes, claims, or causes of action, in law or equity, including but not limited to statutory claims, arising from or relating to the enforcement, breach, performance, or interpretation of this Agreement, Employee’s employment with the Company, or the termination of Employee’s employment, shall be resolved to the fullest extent permitted by law, by final, binding and confidential arbitration conducted by JAMS, Inc. (hereinafter “JAMS”) or its successor, under JAMS’ then applicable rules and procedures appropriate to the relief being sought (available upon request and also currently available at the following web address: (i) https://www.jamsadr.com/rules-employment-arbitration/) and (ii) https://www.jamsadr.com/rules- comprehensive-arbitration/) at a location closest to where Employee last worked for the Company or another mutually agreeable location. Employee acknowledges that by agreeing to this arbitration procedure, both Employee and the Company waive the right to resolve any such dispute through a trial by jury or judge. The Federal Arbitration Act, 9 U.S.C. § 1 et seq., will, to the fullest extent permitted by law, govern the interpretation and enforcement of this arbitration agreement and any arbitration proceedings. This provision shall not be mandatory for any claim or cause of action to the extent applicable law prohibits subjecting such claim or cause of action to mandatory arbitration and such applicable law is not preempted by the Federal Arbitration Act or otherwise invalid (collectively hereinafter the “Excluded Claims”), such as non-individual claims that cannot be waived under applicable law, claims or causes of action alleging sexual harassment or a nonconsensual sexual act or sexual contact or unemployment or workers’ compensation claims brought before the applicable state governmental agency. In the event Employee or the Company intend to bring multiple claims, including one of the Excluded Claims listed above, the Excluded Claims may be filed with a court, while any other claims will remain subject to mandatory arbitration. Employee acknowledges and agrees that proceedings of any non-individual claim(s) under the California Private Attorneys General Act (hereinafter “PAGA”) that may be brought in court shall be stayed for the duration and pending a final resolution of the arbitration of any individual or individual PAGA claim. Nothing herein prevents Employee from filing and pursuing proceedings before a federal or state governmental agency, although if Employee chooses to pursue a claim following the exhaustion of any applicable administrative remedies, that claim would be subject to this provision. In addition, with the exception of Excluded Claims arising out of 9 U.S.C. § 401 et seq., all claims, disputes, or causes of action under this Section 7.9, whether by Employee or the Company, must be brought in an individual capacity, and shall not be brought as a plaintiff (or claimant) or class member in any purported class, representative, or collective proceeding, nor joined or consolidated with the claims of any other person or entity. Employee acknowledges that by agreeing to this arbitration procedure, both Employee and the Company waive all rights to have any dispute be brought, heard, administered, resolved, or arbitrated on a class, representative, or collective action basis. The arbitrator may not consolidate the claims of more than one person or entity and may not preside over any form of representative or class proceeding. If a court finds, by means of a final decision, not subject to any further appeal or recourse, that the preceding sentences regarding class, representative, or collective claims or proceedings violate applicable law or are otherwise unenforceable, as to a particular claim or request for relief, the parties agree that any such claim(s) or request(s) for relief be severed from the arbitration and may proceed in a court of law rather than by arbitration. All other claims or requests for relief shall be arbitrated. Employee will have the right to be represented by legal counsel at any arbitration proceeding. Questions of whether a Page 15 of 26 claim is subject to arbitration and procedural questions which grow out of the dispute and bear on the final disposition are matters for the arbitrator to decide, provided however, that if required by applicable law, a court and not the arbitrator may determine the enforceability of this paragraph with respect to Excluded Claims. The arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as Employee or the Company would otherwise be entitled to seek in a court of law; and (b) issue a written statement signed by the arbitrator regarding the disposition of each claim and the relief, if any, awarded as to each claim, the reasons for the award, and the arbitrator’s essential findings and conclusions on which the award is based. The Company shall pay all JAMS arbitration administrative fees in excess of the administrative fees that Employee would be required to pay if the dispute were decided in a court of law. Each party is responsible for its own attorneys’ fees, except as may be expressly set forth in Employee’s Proprietary Information and Inventions Agreement or as otherwise provided under applicable law. Nothing in this letter agreement is intended to prevent either Employee or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any such arbitration. Any awards or orders in such arbitrations may be entered and enforced as judgments in the federal and state courts of any competent jurisdiction. 7.10 Remedies. (a) Injunctive Relief. The parties agree that the services to be rendered by Employee hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company’s business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Employee in the event of any breach or threatened breach of any such provisions by Employee, in addition to any other relief (including damage) available to the Company under this Agreement or under law. (b) Exclusive. Both parties agree that the remedy specified in Section 7.10(a) above is not exclusive of any other remedy for the breach by Employee of the terms hereof. 7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement. Executed by the parties as follows: EMPLOYEE NEUROCRINE BIOSCIENCES, INC. By: /s/ Eiry W. Roberts By: /s/ Kyle W. Gano Date: May 30, 2025 Date: May 30, 2025 Page 16 of 26 ANNEX I DEFINITIONS (a) “Accrued Compensation” means the following, as applicable, as of the date of Employee’s termination of employment with the Company: Employee’s accrued but unpaid base salary, any vested benefits or compensation under any plans of the Company (other than pension and profit-sharing plans) in which Employee is a participant to the full extent of Employee’s rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Employee in connection with Employee’s duties to the Company. (b) Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. (c) “Agreement” means the Amended and Restated Employment Agreement entered into effective February 7, 2025, by and between the Company and Employee. (d) “Board” has the meaning set forth in Section 2.2. (e) “Cause” means the occurrence of any one or more of the following: (i) Employee’s intentional commission of an act, or intentional failure to act, that materially injures the business or reputation of the Company; (ii) Employee’s intentional refusal or intentional failure to act (excluding during period(s) of Employee’s physical or mental incapacity) in accordance with any lawful and proper direction or order of the Board or such other individual or body to whom the employee reports, if applicable; (iii) Employee’s material breach of Employee’s fiduciary, statutory, contractual or common law duties to the Company (including any material breach of this Agreement or the Company’s Proprietary Information and Inventions Agreement and including any material breach of the Company’s written policies that causes material harm to the Company); (iv) Employee’s conviction of or plea of guilty or no contest to any felony or any crime involving dishonesty; or (v) Employee’s participation in any fraud or other act of willful misconduct against the Company; provided, however, that with respect to (i), (ii), and (iii) only, in the event that any of such events is reasonably capable of being cured, the Company shall provide written notice to Employee describing the nature of such event and Employee shall thereafter have ten (10) business days to cure such event. (f) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent

Page 17 of 26 necessary to avoid adverse personal income tax consequences to Employee in connection with any Severance Benefits under this Agreement, such transaction also constitutes a Section 409A Change in Control: (i) Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (hereinafter the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; (iii) The stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; (iv) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (v) Individuals who, as of the Effective Date, are members of the Board (hereinafter the “Incumbent Board”) cease for any reason to constitute at least a majority of the Page 18 of 26 members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board. Notwithstanding the foregoing or any other provision of this Agreement, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. (g) “Change in Control Determination Period” means the time period beginning with the date on which a Change in Control occurs and ending twelve (12) months following the Change in Control. (h) “CEO” means the Company’s Chief Executive Officer. (i) “Clawback Policy” has the meaning set forth in Section 7.2. (j) “COBRA” has the meaning set forth in Section 6.2(a)(ii). (k) “COBRA Payment Period” has the meaning set forth in Section 6.2(a)(ii). (l) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder. (m) “Company” means Neurocrine Biosciences, Inc., a Delaware corporation or, following a Change in Control (as defined in the Severance Plan), the surviving entity resulting from such event. (n) “Compensation Committee” has the meaning set forth in Section 3.2. (o) “Disability” means Employee is prevented from performing Employee’s employment duties to the Company by reason of any physical or mental incapacity that results in Employee’s satisfaction of all requirements necessary to receive benefits under the Company’s long-term disability plan due to a total disability, as determined by the third-party long-term disability insurance carrier. (p) “Effective Date” means the later of: (i) June 2, 2025, and (ii) the date on which the Company’s new Chief Medical Officer commences employment. (q) “Employee” means Eiry W. Roberts, M.D. (r) “Entity” means a corporation, partnership, limited liability company or other entity. Page 19 of 26 (s) “Employment Agreement Term” has the meaning set forth in Section 1.1. (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. (u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary, (ii) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities. (v) “Excise Tax” has the meaning set forth in Section 7.1(b). (w) “Excluded Claims” has the meaning set forth in Section 7.9. (x) “Executive Employment Agreement” means the employment agreement entered into effective February 7, 2025, by and between the Company and Employee. (y) “Expense Reimbursement Policy” has the meaning set forth in Section 4.3. (z) “Involuntary Termination” means a termination of Employee’s employment with the Company during the Employment Agreement Term under the circumstances described in Sections 6.2(a), 6.2(b), 6.2(c) or 6.2(d). (aa) “JAMS” has the meaning set forth in Section 7.9. (bb) “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities. (cc) “PAGA” has the meaning set forth in Section 7.9. (dd) “Payment” has the meaning set forth in Section 7.1(b). (ee) “Proprietary Information and Inventions Agreement” has the meaning set forth in Section 5.1. (ff) “Reduced Amount” has the meaning set forth in Section 7.1(b). (gg) “Release” has the meaning set forth in Section 6.3. Page 20 of 26 (hh) “Resignation for Good Reason” or “Resigns for Good Reason” means Employee’s voluntary resignation of employment with the Company during the Employment Agreement Term following the occurrence of any of the following events without Employee’s written consent: (i) assignment to, or withdrawal from, Employee of any duties or responsibilities that results in a material diminution in Employee’s authority, duties or responsibilities as in effect immediately prior to such change (excluding: any diminution (A) during period(s) of Employee’s physical or mental incapacity, (B) that occurs as a result of Employee’s transition from Chief Medical Officer to Strategic Advisor to the CEO, or (c) that occurs as a result of the mutual, reasonable agreement of the CEO and Employee as set forth in Section 2.1 of this Agreement); (ii) a material reduction by the Company of Employee’s annual base salary (unless pursuant to a salary reduction program applicable generally to the Company’s similarly situated employees); (iii) a relocation of Employee’s principal place of employment with the Company to a place that increases Employee’s one-way commute by more than 40 miles as compared to Employee’s then-current principal place of employment immediately prior to such relocation (excluding regular travel in the ordinary course of business); or (iv) a material breach by the Company of any provision of this Agreement or subsequent written employment agreement between Employee and the Company or any other enforceable written agreement between Employee and the Company; provided, however, that in any of the foregoing events described in (i) through (iv), Employee must first provide the Company with written notice specifying the condition giving rise to the Resignation for Good Reason within ninety (90) days following the initial existence of such condition; and Employee’s notice must specify that Employee intends to terminate Employee’s employment no earlier than 30 days after providing such notice, the Company must be given an opportunity to cure such condition within thirty (30) days following its receipt of such notice, and, if the Company fails to cure, Employee must terminate employment within thirty (30) days thereafter. (ii) “Section 409A” means Section 409A of the Code and the final regulations and any guidance promulgated thereunder and any state law of similar effect. (jj) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A- 3(i)(5) (without regard to any alternative definition thereunder). (kk) “Separation from Service” has the meaning set forth in Section 7.1(a). (ll) “Severance Benefits” means the compensation and other benefits Employee is eligible to receive pursuant to Section 6.2, subject to the terms and conditions of this Agreement.

Page 21 of 26 (mm) “Special Severance Payments” has the meaning set forth in Section 6.2(a)(ii). (nn) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%. Page 22 of 26 EXHIBIT A PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT Page 23 of 26 EXHIBIT B GENERAL RELEASE This General Release (this “Release”) is hereby entered into between Neurocrine Biosciences, Inc. (the “Company”) and --- (“Employee”) as a condition of Employee’s receipt of Severance Benefits pursuant to the terms of the Amended and Restated Employment Agreement (the “Employment Agreement”) between Employee and the Company to which this Release is an exhibit. Terms used but not defined herein shall have the meaning given to them in the Employment Agreement: 1. Separation of Employment. Employee understands and acknowledges that Employee’s employment separation date was [DATE] (the “Separation Date”). Employee hereby also resigns from all positions and terminates all relationships as an employee, advisor, officer or director with the Company and any of its affiliates, each effective on the Separation Date. Employee understands and acknowledges that if Employee complies with the obligations set forth in the Employment Agreement and this Release, the Company shall provide Employee with the Severance Benefits set forth in Section [X] of the Employment Agreement. 2. Accrued Compensation. Employee understands that, on the last date of Employee’s employment with the Company, the Company will pay Employee any Accrued Compensation to which Employee is entitled by law, regardless of whether Employee signs this Release. 3. General Release. Employee hereby generally and completely releases the Company and its past, present, and future directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns (collectively the “Released Parties”) of and from any and all claims, liabilities and obligations, both known and unknown, arising out of or in any way related to events, acts, conduct, or omissions occurring at any time prior to or at the time that Employee signs this Release (the “Released Claims”). 4. Scope of Release. The Released Claims include, but are not limited to: (1) all claims arising out of or in any way related to Employee’s employment with the Company or the termination of that employment; (2) all claims related to Employee’s compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership or equity interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing (including claims based on or arising under the Agreement); (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, [the federal Age Discrimination in Employment Act (as amended) (“ADEA”),] the federal Family and Medical Leave Act, the California Labor Code (as amended), the California Family Rights Act, and the California Fair Employment and Housing Act (as amended). Employee acknowledges that Employee has been advised, as required by Page 24 of 26 California Government Code Section 12964.5(b)(4), that Employee has the right to consult an attorney regarding this Release and that Employee was given a reasonable time period of not less than five (5) business days in which to do so. Employee further acknowledges and agrees that, in the event Employee signs this Release prior to the end of the reasonable time period provided by the Company, Employee’s decision to accept such shortening of time is knowing and voluntary and is not induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer prior to the expiration of the reasonable time period, or by providing different terms to employees who sign such an agreement prior to the expiration of the time period. 5. ADEA Waiver.1 Employee acknowledges that Employee is knowingly and voluntarily waiving and releasing any rights Employee may have under the ADEA, and that the consideration given for the waiver and release in the preceding paragraph is in addition to anything of value to which Employee is already entitled. Employee further acknowledges that Employee has been advised by this writing that: (1) Employee’s waiver and release do not apply to any rights or claims that may arise after the date Employee signs this Release; (2) Employee should consult with an attorney prior to signing this Release (although Employee may choose voluntarily not to do so); (3) Employee has twenty-one (21) days to consider this Release (although Employee may choose voluntarily to sign it earlier); (4) Employee has seven (7) days following the date Employee signs this Release to revoke it by providing written notice of revocation to the Company’s Chief Employee Officer; and (5) this Release will not be effective until the date upon which the revocation period has expired, which will be the eighth calendar day after the date Employee signs it provided that Employee does not revoke it (the “Effective Date”). 6. Section 1542 Waiver. EMPLOYEE UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. Employee acknowledges that Employee has read and understands Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” Employee hereby expressly waives and relinquishes all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to Employee’s respective release of claims herein, including but not limited to Employee’s release of unknown and unsuspected claims. 7. Excluded Claims. Employee understands that notwithstanding the foregoing, the following are not included in the Released Claims (the “Excluded Claims”): (i) any rights or claims for indemnification Employee may have pursuant to any written indemnification agreement to which Employee is a party, the charter, bylaws, or operating agreements of any of the Released Parties, or under applicable law; (ii) any rights which are not waivable as a matter of law; or (iii) any claims arising from the breach of this Release by the Company. Employee hereby represents and warrants that Employee is not aware of any claims he has or might have against any of the Released Parties that are not included in the Released Claims. 1 NTD: To be updated in the event signatory is under age 40.

Page 25 of 26 8. Protected Rights. Employee understands that nothing in this Release limits Employee’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Occupational Safety and Health Administration, the California Civil Rights Department, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (“Government Agencies”). Employee further understands this Release does not limit Employee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. While this Release does not limit Employee’s right to receive an award for information provided to any Government Agencies, Employee understands and agrees that, to maximum extent permitted by law, Employee is otherwise waiving any and all rights Employee may have to individual relief based on any claims that Employee has released and any rights Employee has waived by signing this Release. Nothing in this Release (i) prevents Employee from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Employee has reason to believe is unlawful; or (ii) engaging in any other legally protected activity. Employee hereby represents and warrants that, as of the Effective Date, Employee has not filed any claims, complaints, or actions of any kind against the Released Parties with any court of law or reported any such claims to any Government Agencies. 9. Employee Representations. Employee hereby represents that Employee has been paid all compensation owed and for all hours worked; Employee has received all the leave and leave benefits and protections for which Employee is eligible, pursuant to the Family and Medical Leave Act, the California Family Rights Act, or otherwise; and Employee has not suffered any on-the-job injury for which Employee has not already filed a workers’ compensation claim. 10. Nondisparagement. Employee agrees not to disparage the Released Parties in any manner likely to be harmful to its or their business, business reputation, or personal reputation (although Employee may respond accurately and fully to any question, inquiry or request for information as required by legal process). The Company agrees that it shall instruct its current directors and officers not to disparage Employee in any manner likely to be harmful to Employee’s business reputation or personal reputation (although such individuals may respond accurately and fully to any question, inquiry or request for information as required by legal process). Additionally, nothing herein restricts Employee or any other person from engaging in any conduct as permitted by the “Protected Rights” section of this Release. 11. Continuing Obligations. Employee acknowledges and reaffirms Employee’s continuing obligations under Employee’s Proprietary Information and Inventions Agreement, which is incorporated herein by reference, and agrees to abide by those continuing obligations. 12. Cooperation. Employee agrees not to voluntarily (except in response to legal compulsion) assist any third party in bringing or pursuing any proposed or pending litigation, arbitration, administrative claim or other formal proceeding against the other party, or against the Company’s parent or subsidiary entities, affiliates, officers, directors, employees or agents. Employee further agrees to reasonably cooperate with the other party, by voluntarily (without legal compulsion) providing accurate and complete information, in connection with such other Page 26 of 26 party’s actual or contemplated defense, prosecution, or investigation of any claims or demands by or against third parties, or other matters, arising from events, acts, or failures to act that occurred during the period of Employee’s employment by the Company. 13. No Admission of Liability. The parties agree that this Release, and performance of the acts required by it, does not constitute an admission of liability, culpability, negligence or wrongdoing on the part of anyone, and will not be construed for any purpose as an admission of liability, culpability, negligence or wrongdoing by any party and/or by any party’s current, former or future parents, subsidiaries, related entities, predecessors, successors, officers, directors, shareholders, agents, employees and assigns. The parties specifically acknowledge and agree that this Release is a compromise of disputed claims and that the Company denies any liability for any matter released herein. 14. General Terms. This Release constitutes the complete, final and exclusive embodiment of the entire agreement between Employee and the Company with regard to its subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Release may not be modified or amended except in a writing signed by both Employee and a duly authorized officer of the Company. This Agreement will bind the heirs, personal representatives, successors and permitted assigns of both Employee and the Company, and inure to the benefit of both Employee and the Company, their heirs, successors and permitted assigns. The Company may freely assign this Release without Employee’s prior written consent. Employee may not assign any of Employee’s rights or duties hereunder. If any provision of this Release is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Release and the provision in question will be modified so as to be rendered enforceable. This Release will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the State of California without regard to conflict of laws principles. Any ambiguity in this Release shall not be construed against either party as the drafter. Any waiver of a breach of this Release shall be in writing and shall not be deemed to be a waiver of any successive breach. This Release may be executed in counterparts which shall be deemed to be part of one original, and facsimile and electronic image signatures (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, or other applicable law) shall be equivalent to original signatures. NEUROCRINE BIOSCIENCES, INC.: EMPLOYEE: By: By: Date: Date: